                                                                   EXHIBIT 10.17


                                   NAB BANK
                         SECURED NOTE/ADJUSTABLE RATE

$380,000.00                                                  Date: June 6, 1996
Chicago, Illinois                                            Due:  June 6, 1997

     FOR VALUE RECEIVED, the undersigned, (jointly and severally if more than one) ("Borrower"), promises to pay to the order of NAB BANK ("Bank"), at its principal place of business in Chicago, Illinois or such other place as Bank may designate from time to time hereafter, the principal sum of Three Hundred Eighty Thousand and no/100ths Dollars ($380,000.00) or such lesser principal sum as may be owed by Borrower to Bank hereunder, such payment to occur on June 6, 1997. Beginning on July 1, 1996, and continuing on the same day of each month thereafter, Borrower shall make a payment to Bank of all interest which shall have accrued on the principal balance outstanding from time to time. The payment of all then outstanding principal and interest shall be due on June 6, 1997. All payments received hereunder shall be first applied to interest due and the balance, if any, to principal. Borrower's obligations under this Note shall be defined and referred to herein as "Borrower's Liabilities." Borrower's obligations under this Note shall be defined and referred to herein as "Borrower's Liabilities."

     Borrower may prepay all or part of the principal, together with accrued interest on the amount so prepaid. All prepayments shall be applied upon installments of the most remote maturity.

     Reference is hereby made to that certain Security Agreement executed between the Borrower and Bank dated June 6, 1996, as amended from time to time, (the "Security Agreement"). The Security Agreement sets forth the terms and conditions under which the loan evidenced hereby has been made, is secured and is to be repaid. The occurrence of an "Event of Default" (as defined in the Security Agreement) shall constitute a default under this Note. Reference is also made to the Security Agreement for a statement of Bank's remedies upon the occurrence of an Event of Default. The terms and conditions of the Security Agreement are incorporated herein by reference in their entirety.

     Borrower's Liabilities unpaid from time to time shall bear interest (computed on the basis of a 360 day year and actual days elapsed) from the date hereof until paid at a per annum rate at all times equal the prime or equivalent rate of interest as announced or published publicly by the American National Bank and Trust Company of Chicago (the "Base Rate") plus two percent (2%). Thus, interest shall be calculated for each day at 1/360th of the applicable per annum rate. The "Base Rate" is not indicative of the lowest or best rate offered by the Bank to any customer or group of customers. A change in the Base Rate shall constitute a corresponding change in the interest rate hereunder effective on and as of the date of such change in the Base Rate. Interest accruing prior to maturity shall be payable by Borrower to Bank monthly at Bank's principal place of business, or at such other place as Bank may designate from time to time hereafter. All unpaid interest at maturity shall be paid with the principal amount of Borrower's Liabilities due hereunder.

     Borrower agrees to pay "late charges" of five percent (5%) of the amount of any payment due hereunder which is ten (10) days or more in arrears. Upon the occurrence of an Event of Default, interest on the unpaid principal balance shall accrue at a rate equal to the then applicable Base Rate plus five percent (5%) per annum.

     If any payment becomes due and payable on a Saturday, Sunday or legal holiday under the laws of the State of Illinois, the due date of such payment shall be extended to the next business day. If the date for any payment of principal is thereby extended or is extended by operation of law or otherwise, interest thereon shall be payable at the then applicable interest rate for such extended time.

     Borrower warrants and represents to Bank that Borrower shall use the proceeds represented by this Note solely for proper business purposes, and consistently with all applicable laws and statutes.

     Upon the occurrence of an Event of Default, Bank may, in its sole discretion, with or without notice to Borrower:

     (a) declare all of Borrower's Liabilities due and payable immediately;

     (b) exercise any one or more of the rights and remedies accruing to it under: (i) the Security Agreement; (ii) under any other agreement delivered by Borrower to Bank; (iii) the Uniform Commercial Code of the relevant jurisdiction; and (iv) any other applicable law upon default by a debtor.

     All of Bank's rights and remedies under this Note are cumulative and non-exclusive. The acceptance by Bank of any partial payment made hereunder after the time when any of Borrower's Liabilities become due and payable will not establish a custom, or waive any rights of Bank to enforce prompt payment thereof. Bank's failure to require strict performance by Borrower of any provision of this Note shall not waive, affect or diminish any right of Bank thereafter to demand strict compliance and performance therewith. Any waiver of an Event of Default hereunder shall not suspend, waive or affect any other Event of Default hereunder. Borrower and every endorser waive presentment, demand and protest

                                   NAB Bank
                         Secured Note/Adjustable Rate
and notice of presentment, protest, default, non-payment, maturity, release, compromise, settlement, extension or renewal of this Note, and hereby ratify and confirm whatever Bank may do in this regard. Borrower further waives any and all notice or demand to which Borrower might be entitled with respect to this Note by virtue of any applicable statute or law (except as required under the Security Agreement and only to the extent permitted by law).

     Borrower agrees to pay, upon Bank's demand therefor, any and all reasonable costs, fees and expenses (including attorneys' fees, costs and expenses) incurred in enforcing any of Bank's rights hereunder, and to the extent not paid the same shall become part of Borrower's Liabilities hereunder. Fees and expenses incurred by Bank in collecting any judgment which may be entered on account of this Note shall also be paid by Borrower. The obligation of Borrower set forth in this agreement shall be continuing and shall not be merged into any judgment entered based upon this Note.

     If any provision of this Note or the application thereof to any party or circumstance is held invalid or unenforceable, the remainder of this Note and the application thereof to other parties or circumstances will not be affected thereby, the provisions of this Note being severable in any such instance.

     This Note is submitted by Borrower to Bank at Bank's principal place of business and shall be deemed to have been made thereat. This Note shall be governed and controlled by the laws of the State of Illinois as to interpretation, enforcement, validity, construction, effect, choice of law and in all other respects. Any notice required hereunder shall be served consistent with the terms and provisions of the Security Agreement relating to notice.

     No modification, waiver, estoppel, amendment, discharge or change of this Note or any related instrument shall be valid unless the same is in writing and signed by the party against which the enforcement of such modification, waiver, estoppel, amendment, discharge or change is sought.

     This Note is given in renewal and substitution of that certain note dated August 28, 1995 made by Borrower in favor of Bank in the original principal amount of Two Hundred Thousand Dollars ($200,000.00) (the "Original Note"). All security interests granted by Borrower to Bank in any collateral in order to secure the Original Note are not discharged hereby and continue to secure the payment of this Note.

                                   NAB Bank
                         Secured Note/Adjustable Rate

     BORROWER AND BANK IRREVOCABLY AGREE THAT, ALL ACTIONS OR PROCEEDINGS IN ANY WAY OR RESPECT, ARISING OUT OF OR FROM OR RELATED TO THIS NOTE SHALL BE LITIGATED IN COURTS HAVING SITUS WITHIN THE CITY OF CHICAGO, STATE OF ILLINOIS. BORROWER AND BANK HEREBY CONSENT TO THE JURISDICTION OF ANY LOCAL, STATE, OR FEDERAL COURT LOCATED IN SAID CITY AND STATE AND WAIVE ANY OBJECTION THEY MAY HAVE BASED ON IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY PROCEEDING HEREUNDER.

     BORROWER AND BANK IRREVOCABLY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING: (I) TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR IN CONNECTION WITH THIS NOTE OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR (II) ARISING FROM ANY DISPUTE OR CONTROVERSY IN CONNECTION WITH OR RELATED TO THIS NOTE OR ANY SUCH AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT, AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

                                BORROWER:
                                CONTINENTAL CAPITAL CORPORATION,
                                    a Colorado corporation



                                By: ______________________________
                                Name:     Milton J. Wilpon
                                Title:    Chief Executive Officer


                                Address:  8950 Fullbright Ave.
                                          Chatsworth, CA 91311

Subscribed and sworn before me
this _________ day of June, 1996


_______________________________
Notary Public

                                   NAB Bank
                         Secured Note/Adjustable Rate